UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2021

Nebula Caravel Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39774	82-3147201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Four Embarcadero Center, Suite 2100

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

(415) 780-9975

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NEBC	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NEBCW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one fifth of one Warrant	NEBCU	The Nasdaq Stock Market LLC

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 28, 2021, Nebula Caravel Acquisition Corp., a Delaware corporation (“Caravel”) held a special meeting of stockholders via remote communication (the “Special Meeting”) in connection with the proposed Business Combination Agreement and Plan of Merger (as amended, modified or supplemented in accordance with the terms thereof, the “Business Combination Agreement”), dated as of February 10, 2021, by and among Caravel, Fetch Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Caravel (“Merger Sub”), and A Place for Rover, Inc., a Delaware corporation (“Rover”), providing for, among other things, and subject to the terms and conditions therein, a business combination between Caravel and Rover as described in the prospectus/proxy statement/information statement filed by the Company with the Securities and Exchange Commission on July 9, 2021 (the “Proxy Statement”) pursuant to which, among other things, (i) Merger Sub will merge with and into Rover, the separate corporate existence of Merger Sub will cease and Rover will continue as the surviving corporation in the merger and a wholly-owned subsidiary of Caravel and (ii) Caravel will change its name to “Rover Group, Inc.” Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Proxy Statement.

As of the close of business on July 8, 2021, the record date for the Special Meeting, there were 34,375,000 shares of the Company’s common stock, par value $0.001 per share, (“Common Stock”) outstanding and entitled to vote, of which the holders of 25,910,042 shares of Common Stock were present or represented by proxy at the Special Meeting, which number constituted a quorum.

At the Special Meeting, Caravel’s stockholders approved the Business Combination Proposal, the Governing Documents Proposal, the Governance Proposal, the Change in Authorized Shares Proposal, the Required Vote to Amend the Charter Proposal, the Nasdaq Proposal, the Incentive Plan Proposal, the ESPP Proposal, and the Director Election Plan Proposal (together, the “Proposals”), in each case as defined and described in greater detail in the Proxy Statement.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders of the Company at the Special Meeting:

Proposal 1: The Business Combination Proposal.

A proposal to adopt the Business Combination Agreement and approve the transactions contemplated thereby.

Votes Cast For	Votes Cast Against	Abstentions
24,405,979	1,503,613	450

Proposal 2: The Governing Documents Proposal.

A proposal to approve and adopt the amended and restated certificate of incorporation of Caravel.

Votes Cast For	Votes Cast Against	Abstentions
24,403,689	1,505,571	782

Proposal 3: The Governance Proposal.

Proposals to vote on, on a non-binding advisory basis, certain governance provisions in the amended and restated certificate of incorporation presented separately in accordance with the United States Securities and Exchange Commission Requirements:

Proposal 3A: Change in Authorized Shares.

To approve an increase of Caravel’s total number of authorized shares of all classes of capital stock from 221,000,000 shares to 1,000,000,000 shares, which would consist of (i) increasing the authorized Class A Common Stock from 200,000,000 shares to 990,000,000 shares, (ii) increasing the authorized Preferred Stock from 1,000,000 shares to 10,000,000 shares and (iii) eliminating the Caravel Class B common stock.

Votes Cast For	Votes Cast Against	Abstentions
21,498,237	4,405,867	5,778

Proposal 3B: Required Vote to Amend the Charter.

To approve an amendment to the Charter providing that the approval of 66 2/3% of the total voting power of the then outstanding voting securities, voting together as a single class, is required to make any amendments to certain provisions of the New Rover Charter.

Votes Cast For	Votes Cast Against	Abstentions
21,509,174	4,395,071	5,777

Proposal 4: The Nasdaq Proposal.

A proposal to approve for purposes of complying with the applicable provisions of Nasdaq Rules 5635(a), (b), (c) and (d), the issuance of more than 20% of the issued and outstanding shares of Common Stock in connection with the transactions contemplated by the Business Combination Agreement, including the issuance of Class A Common Stock as Merger Consideration and the PIPE Investment, and the potential change of control in connection with the Business Combination.

Votes Cast For	Votes Cast Against	Abstentions
24,390,938	1,514,702	4,402

Proposal 5: The Incentive Plan Proposal.

A proposal to approve and adopt the 2021 Incentive Plan, including the authorization of the initial share reserve thereunder.

Votes Cast For	Votes Cast Against	Abstentions
24,129,001	1,776,455	4,585

Proposal 6: The ESPP Proposal.

A proposal to approve and adopt the New Rover 2021 Employee Stock Purchase Plan, including the authorization of the initial share reserve thereunder.

Votes Cast For	Votes Cast Against	Abstentions
24,138,189	1,765,115	6,737

Proposal 7: The Director Election Proposal.

A proposal to approve the election of each of eight (8) directors to serve staggered terms on the Board until immediately following the annual meeting of Caravel stockholders for the calendar year ended December 31, 2022 (Class I), 2023 (Class II) and 2024 (Class III), as applicable, and until their respective successors are duly elected and qualified or until their earlier resignation, removal or death.

To approve the election of Aaron Easterly to the Board as a Class I director:

Votes Cast For	Votes Cast Against	Abstentions
25,900,932	0	9,110

To approve the election of Venky Ganesan to the Board as a Class I director:

Votes Cast For	Votes Cast Against	Abstentions
25,980,487	0	19,555

To approve the election of Scott Jacobson to the Board as a Class II director:

Votes Cast For	Votes Cast Against	Abstentions
25,900,514	0	9,528

To approve the election of Greg Gottesman to the Board as a Class II director:

Votes Cast For	Votes Cast Against	Abstentions
24,154,507	0	1,755,535

To approve the election of Susan Athey to the Board as a Class II director:

Votes Cast For	Votes Cast Against	Abstentions
25,888,983	0	21,059

To approve the election of Kristina Leslie to the Board as a Class III director:

Votes Cast For	Votes Cast Against	Abstentions
25,890,833	0	19,209

To approve the election of Megan Siegler to the Board as a Class III director:

Votes Cast For	Votes Cast Against	Abstentions
25,890,883	0	19,159

To approve the election of Adam H. Clammer to the Board as a Class III director:

Votes Cast For	Votes Cast Against	Abstentions
25,171,244	0	738,798

Item 7.01.	Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

On July 28, 2021, the Company issued a press release announcing the approval of the Proposals related to the Business Combination at the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Press release dated July 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2021

Nebula Caravel Acquisition Corp.

By:	/s/ Rufina Adams
Name:	Rufina Adams
Title:	Chief Financial Officer